Restrictions on Cash	12 Months Ended
Dec. 31, 2012
Restrictions on Cash [Abstract]
Restrictions on Cash
(2)	Restrictions on Cash

To comply with Federal Reserve regulations, the Company is required to maintain certain average reserve balances. The daily average reserve requirements were approximately $2,716 and $2,694 for the weeks including December 31, 2012 and 2011, respectively.